UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04665

Commonwealth International Series Trust

(Exact name of registrant as specified in charter)

791 Town & Country Blvd.

Houston, TX 77024-3925

(Address of principal executive offices) (Zip code)

CT Corporation System

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 345-1898

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.

Commonwealth International
Series Trust

791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
888-345-1898
www.commonwealthfunds.com

INVESTMENT ADVISOR
FCA Corp
791 Town & Country Blvd, Suite 250
Houston, TX 77024-3925
713-781-2856

DISTRIBUTOR
Unified Financial Securities, LLC
9465 Counselors Row, Suite 200
Indianapolis, IN 46240

TRANSFER AGENT & ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

CUSTODIAN BANK
Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current Prospectus. A Prospectus may be obtained at www.commonwealthfunds.com or from the principal underwriter of the Funds or your broker.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

Commonwealth Australia/New Zealand Fund

Africa Fund

Commonwealth Japan Fund

Commonwealth Global Fund

Commonwealth Real Estate Securities Fund

ANNUAL REPORT

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (888) 345-1898 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at (888) 345-1898. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Table of Contents

Shareholder Letter	1
Performance Overview
Commonwealth Australia/New Zealand Fund	5
Africa Fund	7
Commonwealth Japan Fund	10
Commonwealth Global Fund	13
Commonwealth Real Estate Securities Fund	15
Portfolio Composition	17
Schedules of Investments	19
Statements of Assets and Liabilities	30
Statements of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	52
Additional Information	53
Notice of Privacy Policy & Practices	58

Commonwealth Australia/New Zealand Fund (CNZLX)
Africa Fund (CAFRX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)
www.commonwealthfunds.com

Dear Fellow Shareholders:

We are pleased to present the enclosed annual report for the twelve-months ended October 31, 2019 of the Commonwealth International Series Trust on behalf of its separate series: Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund (each a “Fund” and together the “Funds”).

Our core theme for 2019 was that we would face classic late-cycle turbulence. Despite this volatility, a run-up in asset prices was likely. In December of 2018 the stock market plunged, hitting a low in late December 2018. We anticipated the Federal Reserve to be much more hawkish than what actually transpired. Wage growth and even core inflation have remained firm in the U.S., but the weakness in global inflation expectations drove central banks’ reaction functions more powerfully than we anticipated. Moreover, the rapid escalation of the Sino-US trade war added a layer of uncertainty that exacerbated the economic slowdown that had started in mid-2018, forcing global central banks to ease policy as an indemnity against recession.

The International Monetary Fund also revised its growth forecasts downward. In the October 2019 World Economic Outlook report, annual growth projections in advanced economies were cut from 2.1% to 1.7% compared to 2018 forecasts, led by a downward revision to 1.5% from 2.0% in Europe. They also pared down 2019 emerging market growth estimates to 3.9% from 4.7%. Consequently, inflation was softer than originally predicted.

Each of the Funds has exposure to international investments, with three of the Funds (Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund and Africa Fund) having a majority of their respective investments in international markets, while the Commonwealth Global Fund has over one-half of its investments in international markets, and the Commonwealth Real Estate Securities Fund has around 20%.

While we cannot forecast with precision how economic or geopolitical events will unfold, we have confidence that a long-term investment program remains essential. FCA Corp’s in-depth fundamental research, active investing and risk management strategies can serve investors well through challenging domestic and international markets.

ANNUAL REPORT 2019

Our investment theme includes shareholder’ ability to select the Funds for their individual attributes and the target markets. In many cases this could be an asset allocation decision by our shareholders. We continue to offer these differentiating characteristics among our Funds coupled with a fundamental based approach to investment selections.

Robert W. Scharar	Wesley R. Yuhnke
President and Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

The views in the above discussion, along with discussion included under the “Performance Overview” for each Fund below, were those of the Funds’ investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and the performance of the Funds during the period covered by this report and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND’S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND’S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT. TO OBTAIN A PROSPECTUS AND OTHER INFORMATION ABOUT THE FUNDS, PLEASE VISIT WWW.COMMONWEALTHFUNDS.COM OR CALL 888-345-1898. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

ANNUAL REPORT 2019

Questions and Answers

To help shareholders better understand key attributes of the mutual funds (each a “Fund” and collectively the “Funds”) comprising the Commonwealth International Series Trust and their operations, the following Question and Answer section is provided.

Who is the Advisor?

The Funds’ investment advisor is FCA Corp (“FCA”). FCA is an investment advisor that is registered with the U.S. Securities and Exchange Commission and has its principal place of business located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024-3925. The firm was founded in 1975 and maintains a global perspective on the equity and fixed income marketplaces.

Why is investing outside the U.S. important?

The Funds invest in companies outside the United States because FCA believes there are significant investment opportunities in select foreign markets. In our view, U.S. investors benefit from the diversification that having investments outside the United States can provide. International investing offers exposure to more companies and other nations’ economies, currencies, and growth prospects. Nearly half of the value of equity markets is outside the United States. The growth experienced by many of these foreign economies appears to be attractive. FCA believes that for a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can mitigate risk through diversification and can achieve a more consistent long-term performance.

How has international investing changed over the last decade?

International markets now comprise a significant portion of all equity value worldwide. As markets have blended through global commerce, capital has flowed from country to country following investment opportunities. Both developed markets and emerging markets require capital investments to provide the goods and services that their consumers need. During the last decade in particular, accounting and economic statistical information has become more uniform and thus more dependable. The trend appears to be in place for continued development of these distant countries and their markets. Their demand for investment capital outside the U.S. provides opportunities for diversification and growth. The Funds seek to be participants in these opportunities.

What are some of the factors influencing a Fund’s portfolio turnover?

Each Fund generally invests in equity securities with a long-term view and in debt securities to be held to maturity. The Funds’ portfolio securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited, to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing in new subscriptions or selling securities to cover redemptions. Higher levels of portfolio activity by a Fund will result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders. The turnover of a portfolio is not predictable because managers do not know when the portfolio transactions will be dictated. Under most circumstances, it is desirable to limit transactions because of the costs associated with trading, currency conversions, and custody fees, although these are generally not the determining factors.

ANNUAL REPORT 2019

How can the size of the Fund impact the Funds’ expense ratio?

Achieving each Fund’s objective with a portfolio comprised of international securities is historically more expensive than managing a portfolio comprised of domestic securities. Research of foreign markets, trading in different currencies, custody of assets, accurate evaluations of holdings, income tax, securities regulatory compliance, and general communications are all known to be more expensive when managing these types of portfolios. Additionally, as with almost every mutual fund, size has an impact on the expense ratio of Funds. Typically, larger mutual funds can have lower expense ratios as there is an increased opportunity to spread out fixed and partially-fixed costs necessary to operate such mutual funds over a larger asset base. Generally, mutual fund expenses, including those of the Funds, are allocated on a daily basis among all shareholders. In addition, as portfolio assets increase, it is self-evident that fixed costs as a percentage of the assets managed generally decline. Whenever a new Fund is introduced or invested in highly specific objective portfolios, higher costs can be experienced during periods of asset growth. The Financial Highlights section of the accompanying financial statements provides supplemental data that includes current and historic expense information, and where applicable, the advisor’s waiver of fees or voluntary expense reimbursements to help reduce these costs.

ANNUAL REPORT 2019

Performance Overview – October 31, 2019 (Unaudited)
Commonwealth Australia/New Zealand Fund

The Commonwealth Australia/New Zealand Fund’s net asset value (NAV) as of October 31, 2019 was $13.33 per share compared to $12.85 per share on October 31, 2018. For the twelve-month period covered by this Annual Report, the Commonwealth Australia/New Zealand Fund returned 6.45%. This return figure includes the $0.30 per share distribution made in December 2018. In presenting comparative performance numbers on the Fund versus indexes, it is important to note that we do not make investment decisions with a view toward attempting to track any index. Rather, we invest based on fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. In an attempt to present various aspects of the marketplace return, we provide two indexes for consideration. During the twelve-month period, the NZX 50 Index returned 21.14% and the Australian All Ordinaries Index returned 17.84%. These indexes are unmanaged, expressed in terms of U.S. dollars and does not reflect the deduction of fees associated with ownership of a mutual fund, such as investment management and fund accounting fees, nor does it reflect the deduction of taxes associated with ownership of a mutual fund.

From our view, the long term goal of owning the Commonwealth Australia/New Zealand Fund is to benefit from the ownership of companies domiciled and operating in both of these countries. Therefore, both countries are continuously represented in ownership. History shows that the returns of the respective marketplaces can vary significantly from one another. It is rare that both countries markets perform the same. Nonetheless, the overriding goal of long-term diversified ownership seeks to be maintained.

There are other considerations that impacted performance during the period covered by this year’s report:

-	The (1.7) percent decline of the New Zealand dollar versus the U.S. dollar had a predictably negative effect on the Fund’s returns.

-	The (2.6) percent decline of the Australian dollar versus the U.S. dollar had a predictably negative effect on the Fund’s returns.

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Infratil Ltd., Mainfreight Ltd., Meridian Energy Ltd., Sonic Healthcare Ltd., CSL Ltd., and Fisher & Paykel Healthcare Corp. Ltd.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Comvita Ltd., Abano Healthcare Group Ltd., Millennium & Copthorne Hotel New Zealand Ltd., Pacific Edge Ltd., and New Zealand Refining Co. Ltd.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Australian and New Zealand issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Fund, the Fund’s investment advisor or distributor.

ANNUAL REPORT 2019

PERFORMANCE OVERVIEW – October 31, 2019 (Unaudited)
Commonwealth Australia/New Zealand Fund

Comparison of Change in Value of a $10,000 investment in the Commonwealth Australia/New Zealand Fund (the “Fund”), the AAOI and the NZX 50 Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/09 to 10/31/19 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2019			Total Fund Operating Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Australia/New Zealand Fund	6.45%	4.54%	5.58%	2.41%
Australian All Ordinaries Index (“AAOI”)	17.84%	5.04%	6.99%	—
NZX 50 Index	21.14%	10.50%	11.60%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2019. Additional information pertaining to the Fund’s expense ratio as of October 31, 2019, can be found in the financial highlights.

The Fund’s performance is measured against the Australian All Ordinaries Index (‘‘AAOI’’), an index made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange; and the NZX 50 Index, a total return index consisting of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2019

PERFORMANCE OVERVIEW – October 31, 2019 (Unaudited)
Africa Fund

The Africa Fund’s net asset value (NAV) as of October 31, 2019 was $7.88 per share compared to $7.95 per share on October 31, 2018. For the period covered by this Annual Report, the Africa Fund posted a -0.36% cumulative total return. This return figure includes the $0.04 per share distribution made in December 2018. Our investments do not attempt to track any indexes; rather, we make investment decisions on the basis of fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI Emerging Markets Index and the Dow Jones Africa Titans 50 Index returned 11.86% and 9.80%, respectively for the same period. The indexes are unmanaged, expressed in terms of U.S. dollars and does not reflect the deduction of fees associated with ownership of a mutual fund such as investment management and fund accounting fees, nor does it reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-

For the period ended October 31, 2019, the Advisor limited the Fund operating expenses, which positively affected the Fund’s performance. Had the Advisor not capped the Fund’s operating expenses, performance would have been lower. Please see the accompanying notes to the financial statements for additional information.

-	The (2.4) percent decline of the South African Rand versus the U.S. dollar had a predictably negative effect on the Fund’s performance.

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Capitec Bank Holdings Ltd., Impala Platinum Holdings Ltd., AngloGold Ashanti Ltd., Anglo American Platinum Ltd., and Gold Fields Ltd.

-	The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Sasol Ltd., Comair Ltd., Sappi Ltd., Shoprite Holdings Ltd., and Discovery Ltd.

-

The 9.80% return of the Dow Jones African Titans 50 Index was driven primarily by companies domiciled in Egypt, Canada, Kenya, and Morocco, which combined contributed over 90% to the Index’s return, while comprising around half of the Index’s weight. The Fund’s allocation to these same countries was approximately 4% during the year. The Fund’s holdings in South African investments was approximately 87% during the year, whereas the Dow Jones African Titans 50 Index was 25%.

We believe that Africa represents a unique, complicated continent with the potential to be both economically rewarding and punitive. We feel equities listed on African stock exchanges offer investors a way to participate in what is expected to be sizeable growth in the consumer consumption of goods and services and the economies in general. It takes time for governments to change and for the people of an emerging country to adjust. With the vast number of countries within the African continent, it is an exciting yet daunting task. Our portfolio selection includes using information we gather firsthand through trips to the continent as we seek to monitor each investment and to make decisions we view as being in the best interest of the Fund. Because many U.S. investors share our vision for the African continent and have a desire to be informed beyond just financial aspects, we have constructed our website’s Africa section to provide a variety of information in response to this, and we invite you to visit the website at commonwealthfunds.com.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s investments in debt and/or fixed income securities also present certain risks. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also may present, to varying degrees depending on their structure, the associated risks of each.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by African issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2019

PERFORMANCE OVERVIEW – October 31, 2019 (Unaudited)
Africa Fund

Comparison of Change in Value of a $10,000 investment in the Africa Fund (the “Fund”), the MSCIEM and the DJAFKT.

The above graph is a hypothetical $10,000 investment in the Fund from 11/7/11 (inception) to 10/31/19 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2019			Total Fund Operating Expense
	1 Year	5 Year	Since Inception (11/7/11)	After Fee Waiver Ratio(a)
Africa Fund	(0.36)%	(4.13)%	(2.26)%	1.86%
MSCI Emerging Markets Index (“MSCIEM”)	11.86%	2.93%	3.12%	—
Dow Jones Africa Titans 50 Index (“DJAFKT”)	9.80%	(2.60)%	(0.65)%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2019. FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 29, 2020. FCA Corp may recoup from the Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitation in place at the time the fee was reduced and/or expenses were reimbursed and such recoupment is made within three years after the date in which FCA Corp incurred the expense. Excluding the indirect costs of investing in acquired funds, total fund operating expenses, before fee waiver, would have been 3.70%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2019, can be found in the financial highlights.

ANNUAL REPORT 2019

PERFORMANCE OVERVIEW – October 31, 2019 (Unaudited)
Africa Fund

The Fund’s performance is measured against the MSCI Emerging Markets Index (‘‘MSCIEM’’), a free float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets; and the Dow Jones Africa Titans 50 Index (‘‘DJAFKT’’), a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa. The MSCIEM currently consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2019

PERFORMANCE OVERVIEW – October 31, 2019 (Unaudited)
Commonwealth Japan Fund

The Commonwealth Japan Fund’s net asset value (NAV) as of October 31, 2019 was $4.12 per share compared to $3.66 per share on October 31, 2018. For the twelve-month period covered by this Annual Report, the Commonwealth Japan Fund returned 12.57%. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The Tokyo Stock Price Index returned 8.76% for the same period. The index is unmanaged, expressed in terms of U.S. dollars and does not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor does it reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-

For the period ended October 31, 2019, the Advisor limited the Fund’s operating expenses, which positively affected the Fund’s performance had the Advisor not capped the Fund’s operating expenses, performance would have been lower. Please see the accompanying notes to the financial statements for additional information.

-	The 4.5 percent appreciation of the Japanese Yen versus the U.S. dollar during the year had a predictably positive effect on the Fund’s returns.

-	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Sosei Group Corp., Asahi Intecc Co. Ltd., Hoya Corp., Terumo Corp., and Unicharm Corp.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Yamato Holdings Co. Ltd., T&D Holdings, Inc., Dai-Ichi Life Holdings, Inc., Tohoku Electric Power Co., and Kirin Holdings Co. Ltd.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Japanese issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2019

PERFORMANCE OVERVIEW – October 31, 2019 (Unaudited)
Commonwealth Japan Fund

Comparison of Change in Value of a $10,000 investment in the Commonwealth Japan Fund (the “Fund”) and the TOPIX.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/09 to 10/31/19 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2019			Total Fund Operating Expense After Fee Waiver
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Japan Fund	12.57%	6.20%	4.36%	1.77%
Tokyo Stock Price Index (“TOPIX”)	8.76%	7.63%	6.75%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2019. FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 29, 2020. FCA Corp may recoup from the Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitation in place at the time the fee was reduced and/or expenses were reimbursed and such recoupment is made within three years after the date in which FCA Corp incurred the expense. Excluding the indirect costs of investing in acquired funds, total fund operating expenses, before fee waiver, would have been 3.00%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2019, can be found in the financial highlights.

ANNUAL REPORT 2019

PERFORMANCE OVERVIEW – October 31, 2019 (Unaudited)
Commonwealth Japan Fund

The Fund’s performance is measured against the Tokyo Stock Price Index (“TOPIX”), an unmanaged capitalization-weighted index of all the companies stocks on the First Section of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2019

PERFORMANCE OVERVIEW – October 31, 2019 (Unaudited)
Commonwealth Global Fund

The Commonwealth Global Fund’s net asset value (NAV) as of October 31, 2019 was $15.84 per share compared to $14.75 per share on October 31, 2018. For the twelve-month period covered by this Annual Report, the Commonwealth Global Fund posted a 7.57% cumulative total return. This return figure includes the $0.02 per share distribution made in December 2018. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI World Index returned 13.35% for the same period. The index is unmanaged, expressed in terms of U.S. dollars and does not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor does it reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Miller Industries, Inc., Nice Ltd., Group 1 Automotive, Inc., Nestle SA, and Thermo Fisher Scientific, Inc.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: NetApp, Inc., Orbcomm, Inc., Beasley Broadcast Group, Inc., Shoprite Holdings Ltd., and Briggs & Stratton Corp.

-

The Fund’s underperformance versus the Index was due in part to the Fund’s larger allocation to international equities relative to the Index as U.S. equities had the largest positive impact on the Index’s return. The Fund’s allocation to U.S. equities was approximately 46% compared to 60% for the MSCI World Index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2019

PERFORMANCE OVERVIEW – October 31, 2019 (Unaudited)
Commonwealth Global Fund

Comparison of Change in Value of a $10,000 investment in the Commonwealth Global Fund (the “Fund”) and the MSCI World Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/09 to 10/31/19 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2019			Total Fund Operating Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Global Fund	7.57%	1.47%	4.56%	2.39%
MSCI World Index	13.35%	8.19%	10.09%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2019. Additional information pertaining to the Fund’s expense ratio as of October 31, 2019, can be found in the financial highlights.

The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2019

PERFORMANCE OVERVIEW – October 31, 2019 (Unaudited)
Commonwealth Real Estate Securities Fund

The Commonwealth Real Estate Securities Fund’s net asset value (NAV) as of October 31, 2019, was $18.16 per share compared to $15.35 per share on October 31, 2018. For the twelve-month period covered by this Annual Report, the Commonwealth Real Estate Securities Fund posted 19.17% cumulative total return. This return figure includes the $0.11 per share distribution made in December 2018. The MSCI US REIT Index returned 23.63% for the same period. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The index is unmanaged, expressed in terms of U.S. dollars and does not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor does it reflect the deduction of taxes associated with ownership of a mutual fund. The performance returns of the Fund do reflect the deduction of fees for these services.

There are other considerations that impacted performance during the period covered by this year’s report:

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: American Tower Corp., SBA Communications Corp., WP Carey, Inc., Cyrusone, Inc., and James Hardie Industries plc.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Cemex SAB, IRSA SP, IRSA Propiedades Comerciales SA, Host Hotels & Resorts, Inc., and SL Green Realty Corp.

-

The Fund’s use of derivatives, which was limited to purchased and written options, had a positive impact on the Fund’s performance due primarily to the purchased call options in home builders D.R. Horton, Inc. and Lennar Corp.

-

The Fund’s underperformance compared to the MSCI US REIT Index may be in part explained by our strategy of not investing solely in REITs but also investing in real estate and related industries as well as international companies. Real estate and related industries include companies and industries whose fortunes are impacted by the real estate market beyond just owning the underlying real estate.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

The Fund’s investments in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2019

PERFORMANCE OVERVIEW – October 31, 2019 (Unaudited)
Commonwealth Real Estate Securities Fund

Comparison of Change in Value of a $10,000 investment in the Commonwealth Real Estate Securities Fund (the “Fund”) and the MSCI US REIT Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/09 to 10/31/19 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2019			Total Fund Operating Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Real Estate Securities Fund	19.17%	5.37%	8.27%	2.50%
MSCI US REIT Index	23.63%	8.34%	13.70%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2019. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would have been 2.48%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2019, can be found in the financial highlights.

The Fund’s performance is measured against the MSCI US REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI USA Investable Market Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 99% of the US REIT universe. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2019

Portfolio Composition – October 31, 2019* (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Industry or Security Type	Percentage of Total Investments
Marine Ports & Services	23.0%
Air Freight & Logistics	7.3%
Electric Utilities	7.0%
Health Care Facilities	6.4%
Health Care Equipment	6.1%
Packaged Foods & Meats	5.6%
Oil & Gas Refining & Marketing	4.0%
Health Care Services	3.6%
Biotechnology	3.5%
Hotels, Resorts & Cruise Lines	3.2%
Renewable Electricity	2.9%
Home Furnishing Retail	2.8%
Electronic Equipment & Instruments	2.7%
Human Resource & Employment Services	2.0%
Distillers & Vintners	1.9%
Diversified Banks	1.9%
Property & Casualty Insurance	1.7%
Multi-Utilities	1.7%
Gas Utilities	1.6%
Internet Software & Services	1.5%
Diversified Support Services	1.4%
Industrial Machinery	1.4%
Paper Packaging	1.2%
Drug Retail	0.8%
Retail REITs	0.7%
Airport Services	0.7%
Internet & Direct Marketing Retail	0.7%
Money Market Funds	0.7%
Oil & Gas Exploration & Production	0.6%
Steel	0.5%
Other Diversified Financial Services	0.5%
Integrated Oil & Gas	0.4%
100.0%

AFRICA FUND
Country or Security Type	Percentage of Total Investments
South Africa	84.8%
Exchange Traded Funds - Africa Region	5.3%
Egypt	3.2%
Exchange Traded Funds - Nigeria	2.7%
Money Market Funds	2.1%
Netherlands	1.9%
Botswana	0%(a)
100.0%

COMMONWEALTH JAPAN FUND
Industry or Security Type	Percentage of Total Investments
Health Care Supplies	14.6%
Railroads	12.7%
Health Care Equipment	6.8%
IT Consulting & Other Services	4.8%
Diversified Real Estate Activities	4.7%
Construction & Engineering	4.6%
Pharmaceuticals	4.1%
Industrial Machinery	4.0%
Consumer Electronics	3.9%
Household Products	3.3%
Air Freight & Logistics	3.0%
Life & Health Insurance	2.9%
Specialty Chemicals	2.9%
Brewers	2.4%
Electronic Equipment & Instruments	2.4%
Electronic Components	2.3%
Drug Retail	2.3%
Money Market Funds	2.2%
Trucking	2.2%
Automobile Manufacturers	2.2%
Retail REITs	1.9%
Soft Drinks	1.5%
Other Diversified Financial Services	1.5%
Electronic Components & Equipment	1.3%
Specialized Finance	1.2%
Building Products	1.1%
Distributors	1.0%
Food Retail	1.0%
Marine	0.7%
Regional Banks	0.5%
100.0%

*	Portfolio composition is subject to change.

(a)	Amount is less than 0.05%.

ANNUAL REPORT 2019

Portfolio Composition – October 31, 2019* (Unaudited)

COMMONWEALTH GLOBAL FUND
Country or Security Type	Percentage of Total Investments
United States	45.4%
United Kingdom	12.2%
Japan	7.9%
Switzerland	6.0%
Netherlands	4.1%
Israel	4.0%
Germany	3.2%
India	3.1%
France	2.7%
Norway	2.4%
Chile	1.8%
Belgium	1.7%
South Africa	1.3%
Money Market Funds	1.1%
Mexico	1.0%
Panama	1.0%
Denmark	0.7%
Austria	0.4%
100.0%

COMMONWEALTH REAL ESTATE SECURITIES FUND
Industry or Security Type	Percentage of Total Investments
Specialized REITs	24.0%
Diversified REITs	7.5%
Construction Materials	7.0%
Industrial REITs	6.2%
Mortgage REITs	5.2%
Office REITs	5.2%
Residential REITs	4.8%
Money Market Funds	4.2%
Homebuilding	4.2%
Thrifts & Mortgage Finance	3.9%
Building Products	3.5%
Hotel & Resort REITs	3.1%
Home Improvement Retail	2.4%
Regional Banks	2.4%
Hotels, Resorts & Cruise Lines	2.1%
Retail REITs	2.0%
Exchange-Traded Funds - China	1.8%
Airport Services	1.8%
Call Options Purchased	1.6%
Health Care REITs	1.5%
IT Consulting & Other Services	1.5%
Diversified Real Estate Activities	1.3%
Construction & Engineering	1.1%
Industrial Machinery	1.0%
Real Estate Operating Companies	0.5%
Agricultural Products	0.2%
100.0%

*	Portfolio composition is subject to change.

ANNUAL REPORT 2019

Schedule of Investments – October 31, 2019
Commonwealth Australia/New Zealand Fund

	Shares	Fair Value
COMMON STOCKS (94.31%)
Australia (26.34%)
Airport Services (0.67%)
Sydney Airport	18,000	$108,941
Biotechnology (2.71%)
CSL Ltd.	2,500	441,218
Diversified Support Services (1.33%)
Brambles Ltd.	26,265	216,717
Gas Utilities (1.48%)
APA Group	30,000	240,918
Health Care Equipment (3.60%)
Cochlear Ltd.	4,000	583,277
Health Care Facilities (0.58%)
Ramsay Health Care Ltd.	2,000	94,423
Health Care Services (3.44%)
Sonic Healthcare Ltd.	28,382	558,367
Human Resource & Employment Services (1.92%)
SEEK Ltd.	20,000	312,677
Integrated Oil & Gas (0.34%)
Origin Energy Ltd.	10,331	55,974
Internet & Direct Marketing Retail (0.69%)
Webjet Ltd.	14,500	113,045
Internet Software & Services (1.44%)
carsales.com Ltd.	21,849	234,048
Marine Ports & Services (1.13%)
Qube Holdings Ltd.	82,415	184,634
Multi-Utilities (1.65%)
AGL Energy Ltd.	19,729	269,001
Oil & Gas Exploration & Production (0.61%)
Senex Energy Ltd. (a)	400,000	99,263
Packaged Foods & Meats (1.36%)
Freedom Foods Group Ltd.	60,000	221,686
Paper Packaging (1.14%)
Orora Ltd.	86,821	184,929
Property & Casualty Insurance (1.09%)
QBE Insurance Group Ltd.	20,401	177,192
Retail REITs (0.65%)
Scentre Group Ltd.	40,000	105,604
Steel (0.51%)
Coronado Global Resources, Inc. - CDI	50,000	82,719
Total Australia		4,284,633

	Shares	Fair Value
COMMON STOCKS (94.31%) – (Continued)
New Zealand (67.97%)
Air Freight & Logistics (6.95%)
Freightways Ltd.	103,540	$511,128
Mainfreight Ltd.	24,000	618,541
		1,129,669
Biotechnology (0.62%)
Pacific Edge Ltd.(a)	800,000	100,526
Distillers & Vintners (1.81%)
Delegat Group Ltd.	41,456	293,950
Diversified Banks (1.76%)
Heartland Group Holdings Ltd.	272,619	286,636
Drug Retail (0.75%)
Green Cross Health Ltd.	181,796	122,378
Electric Utilities (6.63%)
Infratil Ltd.	260,777	824,228
Mercury NZ Ltd.	80,000	254,648
		1,078,876
Electronic Equipment & Instruments (2.52%)
ikeGPS Group Ltd.(a)	831,366	410,406
Health Care Equipment (2.21%)
Fisher & Paykel Healthcare Corporation Ltd.	29,221	358,753
Health Care Facilities (5.46%)
Arvida Group Ltd.	430,000	416,271
Ryman Healthcare Ltd.	57,000	471,772
		888,043
Home Furnishing Retail (2.64%)
Briscoe Group Ltd.	183,520	429,445
Hotels Resorts & Cruise Lines (3.05%)
Millennium & Copthorne Hotels New Zealand Ltd.	300,000	496,217
Industrial Machinery (1.36%)
Skellerup Holdings Ltd.	150,000	221,182
Marine Ports & Services (20.75%)
Marsden Maritime Holdings Ltd.	81,425	320,522
Port of Tauranga Ltd.	55,000	235,896
South Port New Zealand Ltd.	578,896	2,820,624
		3,377,042
Oil & Gas Refining & Marketing (3.78%)
New Zealand Refining Company Ltd.	345,157	453,630
Z Energy Ltd.	47,000	161,508
		615,138

See accompanying notes to financial statements.

ANNUAL REPORT 2019

SCHEDULE OF INVESTMENTS – October 31, 2019
Commonwealth Australia/New Zealand Fund

	Shares	Fair Value
COMMON STOCKS (94.31%) – Continued
New Zealand (67.97%) – Continued
Other Diversified Financial Services (0.50%)
Turners Automotive Group Ltd.	50,000	$81,100
Packaged Foods & Meats (3.92%)
New Zealand King Salmon Investments Ltd.	145,000	211,950
Sanford Ltd.	93,406	425,172
		637,122
Property & Casualty Insurance (0.54%)
TOWER Ltd.(a)	200,000	87,191
Renewable Electricity (2.72%)
Meridian Energy Ltd.	150,000	442,364
Total New Zealand		11,056,038
Total Common Stocks (Cost $9,371,114)		15,340,671

	Shares	Fair Value
MONEY MARKET FUNDS (0.70%)
Federated Government Obligations Fund, Institutional Class, 1.71%(b)	113,515	$113,515
Total Money Market Funds (Cost $113,515)		113,515
Total Investments (95.01%) (Cost $9,484,629)		15,454,186
Other Assets in Excess of Liabilities (4.99%)		811,558
NET ASSETS — 100.00%		$16,265,744

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2019.

CDI	— Chess Depositary Interest

REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

ANNUAL REPORT 2019

SCHEDULE OF INVESTMENTS – October 31, 2019
Africa Fund

	Shares	Fair Value
COMMON STOCKS (88.31%)
Botswana (0.02%)
Food Retail (0.02%)
Choppies Enterprises Ltd.(a)(b)	121,810	$564
Egypt (3.11%)
Diversified Banks (1.55%)
Commercial International Bank Egypt SAE	8,250	40,755
Health Care Services (1.56%)
Integrated Diagnostics Holdings plc	8,700	41,064
Total Egypt		81,819
Netherlands (1.83%)
Internet & Direct Marketing Retail (1.83%)
Prosus N.V.(a)	700	48,272
South Africa (83.35%)
Agricultural Products (0.91%)
Crookes Brothers Ltd.(a)	8,000	23,825
Airlines (1.50%)
Comair Ltd.	227,570	39,460
Apparel Retail (1.20%)
Mr. Price Group Ltd.	3,000	31,728
Asset Management & Custody Banks (1.55%)
Coronation Fund Managers Ltd.	14,500	40,851
Automotive Retail (1.24%)
Combined Motor Holdings Ltd.	15,000	21,343
Motus Holdings Ltd. - ADR	2,400	11,256
		32,599
Cable & Satellite (4.89%)
MultiChoice Group Ltd.(a)	3,500	29,193
Naspers Ltd., N Shares	700	99,400
		128,593
Coal & Consumable Fuels (0.93%)
Exxaro Resources Ltd.	3,000	24,482
Construction & Engineering (1.32%)
Murray & Roberts Holdings Ltd.	9,000	6,677
Wilson Bayly Holmes-Ovcon Ltd.	3,000	28,030
		34,707
Distributors (0.34%)
Imperial Holdings Ltd. - ADR	2,400	9,034

	Shares	Fair Value
COMMON STOCKS (88.31%) – Continued
South Africa (83.35%) – Continued
Diversified Banks (15.41%)
Capitec Bank Holdings Ltd.	2,850	$258,968
Nedbank Group Ltd.	3,000	45,502
Standard Bank Group Ltd. - ADR	8,800	101,002
		405,472
Diversified Chemicals (2.20%)
Sasol Ltd. - ADR	3,200	57,920
Food Distributors (2.81%)
Bid Corporation Ltd.	3,167	73,884
Food Retail (2.67%)
Shoprite Holdings Ltd. - ADR	7,900	70,350
Gold (4.86%)
AngloGold Ashanti Ltd. - ADR	3,000	66,241
Gold Fields Ltd. - ADR	10,000	61,800
		128,041
Health Care Facilities (1.72%)
Mediclinic International plc	9,562	45,328
Human Resource & Employment Services (0.69%)
Adcorp Holdings Ltd.	20,000	18,134
Industrial Conglomerates (2.16%)
Bidvest Group Ltd.	4,167	56,827
Life & Health Insurance (7.84%)
Clientele Ltd.	90,000	87,856
Discovery Ltd.	9,000	71,631
Momentum Metropolitan Holdings	35,000	46,790
		206,277
Marine (0.85%)
Grindrod Ltd.	70,000	22,422
Other Diversified Financial Services (9.82%)
Alexander Forbes Group Holdings Ltd.	100,000	34,216
FirstRand Ltd.	14,300	61,799
PSG Group Ltd.	10,400	162,540
		258,555
Packaged Foods & Meats (4.36%)
Astral Foods Ltd.	4,000	42,698
Oceana Group Ltd.	5,362	23,772
Pioneer Foods Group Ltd.	4,000	28,514
Tiger Brands Ltd.	1,400	19,884
		114,868

See accompanying notes to financial statements.

ANNUAL REPORT 2019

SCHEDULE OF INVESTMENTS – October 31, 2019
Africa Fund

	Shares	Fair Value
COMMON STOCKS (88.31%) – Continued
South Africa (83.35%) – Continued
Paper Products (1.07%)
Sappi Ltd.	11,000	$28,246
Pharmaceuticals (0.80%)
Aspen Pharmacare Holdings Ltd.(a)	3,000	20,946
Precious Metals & Minerals (4.36%)
Anglo American Platinum Ltd.	800	59,705
Impala Platinum Holdings Ltd.(a)	8,000	54,983
		114,688
Technology Distributors (0.75%)
Alviva Holdings Ltd.	20,700	19,796
Trading Companies & Distributors (2.21%)
Barloworld Ltd.	4,300	34,326
Trencor Ltd.(a)	12,000	23,825
		58,151
Trucking (1.27%)
Value Group Ltd.	87,364	33,535
Wireless Telecommunication Services (3.62%)
MTN Group Ltd. - ADR	7,000	42,980
Vodacom Group Ltd.	6,000	52,356
		95,336
Total South Africa		2,194,055
Total Common Stocks (Cost $2,537,940)		2,324,710

	Shares	Fair Value
EXCHANGE-TRADED FUNDS – 7.87%
Global X MSCI Nigeria ETF	5,550	$69,209
VanEck Vectors Africa Index ETF	6,795	137,837
Total Exchange-Traded Funds (Cost $315,139)		207,046
MONEY MARKET FUNDS (2.09%)
Federated Government Obligations Fund, Institutional Class, 1.71%(c)	54,950	54,950
Total Money Market Funds (Cost $54,950)		54,950
Total Investments (98.27%) (Cost $2,908,029)		2,586,706
Other Assets in Excess of Liabilities (1.73%)		45,563
NET ASSETS — 100.00%		$2,632,269

(a)	Non-income producing security.

(b)	Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 0.02% of the Fund’s net assets.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2019.

ADR	— American Depositary Receipt

ETF	— Exchange-Traded Fund

See accompanying notes to financial statements.

ANNUAL REPORT 2019

SCHEDULE OF INVESTMENTS – October 31, 2019
Commonwealth Japan Fund

	Shares	Fair Value
COMMON STOCKS (93.58%)
Japan (93.58%)
Air Freight & Logistics (2.83%)
Kintetsu World Express, Inc.	4,000	$65,413
Yamato Holdings Company Ltd.	7,000	118,234
		183,647
Automobile Manufacturers (2.13%)
Toyota Motor Corporation - ADR	1,000	138,550
Brewers (2.30%)
Kirin Holdings Company Ltd.	7,000	149,412
Building Products (1.09%)
Daikin Industries Ltd.	500	70,516
Construction & Engineering (4.36%)
Kajima Corporation	12,850	178,013
Taihei Dengyo Kaisha Ltd.	3,000	71,284
Takada Corporation	6,000	33,781
		283,078
Consumer Electronics (3.75%)
Sony Corporation - ADR	4,000	243,320
Distributors (0.98%)
Yamae Hisano Company Ltd.	5,200	63,561
Diversified Real Estate Activities (4.47%)
Mitsui Fudosan Company Ltd.	3,000	77,257
Sumitomo Realty & Development Company Ltd.	4,000	146,051
Tokyu Fudosan Holdings Corporation	10,000	66,765
		290,073
Drug Retail (2.15%)
Sugi Holdings Company Ltd.	2,500	139,596
Electrical Components & Equipment (1.25%)
Nidec Corporation - ADR	2,200	81,180
Electronic Components (2.24%)
ALPS Electric Company Ltd.	3,000	65,117
Taiyo Yuden Company Ltd.	3,000	80,591
		145,708
Electronic Equipment & Instruments (2.33%)
Hitachi Ltd.	4,000	150,718
Food Retail (1.00%)
Maxvalu Kyushu Company Ltd.	3,000	64,756

	Shares	Fair Value
COMMON STOCKS (93.58%) – Continued
Japan (93.58%) – Continued
Health Care Equipment (6.45%)
CYBERDYNE, Inc.(a)	14,000	$90,490
Terumo Corporation	10,000	328,734
		419,224
Health Care Supplies (13.92%)
Asahi Intecc Company Ltd.	23,000	636,818
Hoya Corporation	3,000	266,775
		903,593
Household Products (3.16%)
Unicharm Corporation	6,000	204,963
Industrial Machinery (3.83%)
FANUC Corporation	700	140,013
Meidensha Corporation	5,600	108,536
		248,549
IT Consulting & Other Services (4.59%)
INES Corporation	5,000	56,579
NTT Data Corporation	9,000	119,344
Otsuka Corporation	3,000	121,956
		297,879
Life & Health Insurance (2.80%)
Dai-ichi Life Holdings, Inc.	11,000	181,873
Marine (0.70%)
Kawasaki Kisen Kaisha Ltd.(a)	3,000	45,365
Other Diversified Financial Services (1.46%)
ORIX Corporation	6,000	94,815
Pharmaceuticals (3.92%)
Sosei Group Corporation(a)	10,800	254,524
Railroads (12.14%)
East Japan Railway Company	1,500	136,804
Hankyu Hanshin Holdings, Inc.	4,400	177,239
Keikyu Corporation	6,500	130,373
Keio Corporation	3,600	223,687
Tobu Railway Company Ltd.	3,600	120,845
		788,948
Regional Banks (0.46%)
Nishi-Nippon Financial Holdings, Inc.	4,000	30,003
Retail REITs (1.85%)
Fukuoka REIT Corporation	70	120,113
Soft Drinks (1.41%)
Coca-Cola Bottlers Japan Holdings, Inc.	4,000	91,379

See accompanying notes to financial statements.

ANNUAL REPORT 2019

SCHEDULE OF INVESTMENTS – October 31, 2019
Commonwealth Japan Fund

	Shares	Fair Value
COMMON STOCKS (93.58%) – Continued
Japan (93.58%) – Continued
Specialized Finance (1.13%)
Kyushu Leasing Service Company Ltd.	13,000	$73,312
Specialty Chemicals (2.79%)
JSR Corporation	3,000	56,922
Nippon Shokubai Company Ltd.	2,000	124,456
		181,378
Trucking (2.09%)
Daiichi Koutsu Sangyo Company Ltd.	7,200	49,138
Nippon Express Company Ltd.	1,500	86,258
		135,396
Total Japan		6,075,429
Total Common Stocks (Cost $3,613,506)		6,075,429

	Shares	Fair Value
MONEY MARKET FUNDS (2.06%)
Federated Government Obligations Fund, Institutional Class, 1.71%(b)	133,613	$133,613
Total Money Market Funds (Cost $133,613)		133,613
Total Investments (95.64%) (Cost $3,747,119)		6,209,042
Other Assets in Excess of Liabilities (4.36%)		283,134
NET ASSETS — 100.00%		$6,492,176

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2019.

ADR	— American Depositary Receipt

REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

ANNUAL REPORT 2019

SCHEDULE OF INVESTMENTS – October 31, 2019
Commonwealth Global Fund

	Shares	Fair Value
COMMON STOCKS (97.84%)
Austria (0.36%)
Integrated Oil & Gas (0.36%)
OMV AG - ADR	1,000	$58,375
Belgium (1.73%)
Biotechnology (1.73%)
Galapagos NV - ADR(a)	1,500	275,955
Chile (1.79%)
Brewers (1.79%)
Cia Cervecerias Unidas SA - ADR	14,401	285,860
Denmark (0.67%)
Diversified Banks (0.67%)
Danske Bank A/S - ADR	15,000	107,250
France (2.64%)
Diversified Chemicals (2.64%)
Arkema SA - ADR	4,130	421,714
Germany (3.21%)
Automobile Manufacturers (0.69%)
Porsche Automobil Holding SE - ADR	15,000	109,650
Industrial Conglomerates (2.52%)
Siemens AG - ADR	7,000	404,110
Total Germany		513,760
India (3.06%)
Diversified Banks (3.06%)
HDFC Bank Ltd. - ADR	8,000	488,720
Israel (3.95%)
Application Software (3.95%)
Nice Ltd.(a)	4,000	631,160
Japan (7.82%)
Consumer Electronics (1.90%)
Sony Corporation - ADR	5,000	304,150
Electrical Components & Equipment (3.47%)
Nidec Corporation - ADR	15,000	553,500
Tires & Rubber (2.45%)
Bridgestone Corporation - ADR	19,000	392,540
Total Japan		1,250,190
Mexico (1.04%)
Broadcasting (1.04%)
Grupo Televisa SA - ADR	15,000	165,750
Netherlands (4.04%)
Diversified Banks (0.71%)
ING Groep N.V. - ADR	10,000	113,300

	Shares	Fair Value
COMMON STOCKS (97.84%) – Continued
Netherlands (4.04%) – Continued
Personal Products (3.33%)
Unilever N.V. - ADR	9,000	$533,160
Total Netherlands		646,460
Norway (2.34%)
Multi-Line Insurance (2.34%)
Gjensidige Forsikring ASA - ADR	20,000	374,460
Panama (0.95%)
Airlines (0.95%)
Copa Holdings, SA, Class A	1,500	152,610
South Africa (1.34%)
Food Retail (1.34%)
Shoprite Holdings Ltd. - ADR	24,000	213,720
Switzerland (6.01%)
Packaged Foods & Meats (3.19%)
Nestlé SA - ADR	4,750	509,010
Pharmaceuticals (2.82%)
Roche Holding AG - ADR	12,000	451,440
Total Switzerland		960,450
United Kingdom (12.12%)
Distillers & Vintners (2.87%)
Diageo plc - ADR	2,800	458,836
Integrated Oil & Gas (3.27%)
BP plc - ADR	13,816	523,765
Pharmaceuticals (4.88%)
AstraZeneca plc - ADR	8,000	392,240
GlaxoSmithKline plc - ADR	8,500	389,300
		781,540
Publishing (1.10%)
Pearson plc - ADR	20,000	176,000
Total United Kingdom		1,940,141
United States (44.77%)
Automotive Retail (2.49%)
Group 1 Automotive, Inc.	4,000	397,760
Broadcasting (0.39%)
Beasley Broadcast Group, Inc., Class A	22,000	62,920
Communications Equipment (1.92%)
KVH Industries, Inc.(a)	30,000	306,600
Construction Machinery & Heavy Trucks (4.05%)
Miller Industries, Inc.	18,000	647,100

See accompanying notes to financial statements.

ANNUAL REPORT 2019

SCHEDULE OF INVESTMENTS – October 31, 2019
Commonwealth Global Fund

	Shares	Fair Value
COMMON STOCKS (97.84%) – Continued
United States (44.77%) – Continued
Diversified Banks (2.98%)
JPMorgan Chase & Company	2,100	$262,332
Wells Fargo & Company	4,161	214,832
		477,164
Gas Utilities (1.30%)
Northwest Natural Holdings Company	3,000	208,080
Health Care Supplies (1.71%)
Dentsply Sirona, Inc.	5,000	273,900
Home Entertainment Software (1.21%)
Electronic Arts, Inc.(a)	2,000	192,800
Household Products (2.72%)
Procter & Gamble Company (The)	3,500	435,785
Integrated Oil & Gas (1.82%)
Chevron Corporation	2,500	290,350
Life Sciences Tools & Services (3.78%)
Thermo Fisher Scientific, Inc.	2,000	603,960
Movies & Entertainment (2.43%)
Walt Disney Company (The)	3,000	389,760
Oil & Gas Equipment & Services (0.36%)
Halliburton Company	3,000	57,750
Packaged Foods & Meats (0.75%)
Cal-Maine Foods, Inc.	3,000	119,670

	Shares	Fair Value
COMMON STOCKS (97.84%) – Continued
United States (44.77%) – Continued
Railroads (3.41%)
Norfolk Southern Corporation (b)	3,000	$546,000
Regional Banks (0.79%)
Umpqua Holdings Corporation	8,000	126,560
Semiconductors (3.51%)
Intel Corporation	3,500	197,855
Skyworks Solutions, Inc.	4,000	364,240
		562,095
Systems Software (1.34%)
Microsoft Corporation	1,500	215,055
Technology Hardware Storage & Peripherals (7.81%)
Apple, Inc.	3,000	746,280
NetApp, Inc.	9,000	502,920
		1,249,200
Total United States		7,162,509
Total Common Stocks (Cost $10,227,560)		15,649,084
MONEY MARKET FUNDS (1.08%)
Federated Government Obligations Fund, Institutional Class, 1.71%(c)	172,608	172,608
Total Money Market Funds (Cost $172,608)		172,608

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
CALL OPTIONS PURCHASED (0.21%)
United States (0.21%)
United Parcel Service, Inc.	22	$253,374	$100.00	January 2020	$33,198
Total Call Options Purchased (Cost $22,287)					33,198
Total Investments (99.13%) (Cost $10,422,455)					15,854,890
Other Assets in Excess of Liabilities (0.87%)					138,597
NET ASSETS — 100.00%					$15,993,487

(a)	Non-income producing security.

(b)	Subject to call options written

(c)	Rate disclosed is the seven day effective yield as of October 31, 2019.

ADR — American Depositary Receipt

See accompanying notes to financial statements.

ANNUAL REPORT 2019

SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS – October 31, 2019
Commonwealth Global Fund

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
WRITTEN CALL OPTIONS (-0.02%)
Norfolk Southern Corporation	(30)	$(546,000)	$210.00	January 2020	$(2,400)
Total Written Call Options (Premiums Received $38,608)					$(2,400)

See accompanying notes to financial statements.

ANNUAL REPORT 2019

SCHEDULE OF INVESTMENTS – October 31, 2019
Commonwealth Real Estate Securities Fund

	Shares	Fair Value
COMMON STOCKS (88.91%)
Agricultural Products (0.21%)
BrasilAgro - Company Brasileira de Propriedades Agricolas - ADR	6,432	$26,628
Airport Services (1.70%)
Grupo Aeroportuario del Sureste SAB de CV - ADR	1,300	212,875
Building Products (3.36%)
Lennox International, Inc.	1,700	420,512
Construction & Engineering (1.08%)
Kajima Corporation - ADR	10,000	135,100
Construction Materials (6.70%)
James Hardie Industries plc - ADR	25,000	429,500
Summit Materials, Inc., Class A(a)	8,535	195,708
Tecnoglass, Inc.	25,200	212,940
		838,148
Diversified Real Estate Activities (1.22%)
Lend Lease Group - ADR	11,900	153,035
Diversified REITs (7.24%)
STORE Capital Corporation	7,600	307,800
Washington Real Estate Investment Trust	6,000	186,120
WP Carey, Inc.	4,470	411,508
		905,428
Health Care REITs (1.43%)
Ventas, Inc.	2,750	179,025
Home Improvement Retail (2.32%)
Lowe’s Companies, Inc.(b)	2,600	290,186
Homebuilding (4.02%)
Cyrela Brazil Realty SA - ADR	22,000	142,780
NVR, Inc.(a)	50	181,829
Toll Brothers, Inc.(b)	4,500	178,965
		503,574
Hotel & Resort REITs (3.04%)
Host Hotels & Resorts, Inc.	7,717	126,482
Ryman Hospitality Properties, Inc.	3,024	254,530
		381,012
Hotels Resorts & Cruise Lines (1.99%)
InterContinental Hotels Group plc	4,103	248,601
Industrial Machinery (0.94%)
Techtronic Industries Company Ltd. - ADR	3,000	117,480

	Shares	Fair Value
COMMON STOCKS (88.91%) – Continued
Industrial REITs (5.98%)
EastGroup Properties, Inc.	1,200	$160,740
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,600	226,936
Prologis, Inc.	2,000	175,520
STAG Industrial, Inc.	6,000	186,240
		749,436
IT Consulting & Other Services (1.41%)
InterXion Holding N.V.(a)	2,000	176,440
Mortgage REITs (5.05%)
Granite Point Mortgage Trust, Inc.	12,000	223,200
Ladder Capital Corporation	9,342	161,336
Redwood Trust, Inc.	15,192	248,238
		632,774
Office REITs (4.98%)
Alexandria Real Estate Equities, Inc.	1,850	293,688
Boston Properties, Inc.	1,450	198,940
Douglas Emmett, Inc.	3,000	129,960
		622,588
Real Estate Operating Companies (0.51%)
IRSA Inversiones y Representaciones SA - ADR(a)	5,046	25,936
IRSA Propiedades Comerciales SA - ADR	3,089	37,037
		62,973
Regional Banks (2.32%)
Regions Financial Corporation	18,000	289,800
Residential REITs (4.61%)
AvalonBay Communities, Inc.	1,300	282,958
Essex Property Trust, Inc.	900	294,417
		577,375
Retail REITs (1.88%)
National Retail Properties, Inc.	4,000	235,640
Specialized REITs (23.14%)
American Tower Corporation, Class A	2,500	545,199
Charter Hall Education Trust	82,016	205,224
Crown Castle International Corporation	2,000	277,580
CyrusOne, Inc.	5,200	370,656
Digital Realty Trust, Inc.	2,141	271,993
Extra Space Storage, Inc.	2,500	280,675
Gladstone Land Corporation	9,700	116,012
Global Self Storage, Inc.	26,000	108,680

See accompanying notes to financial statements.

ANNUAL REPORT 2019

SCHEDULE OF INVESTMENTS – October 31, 2019
Commonwealth Real Estate Securities Fund

	Shares	Fair Value
COMMON STOCKS (88.91%) – Continued
SPECIALIZED REITs (23.14%) – Continued
Iron Mountain, Inc.	7,200	$236,160
SBA Communications Corporation, Class A	2,000	481,299
		2,893,478
Thrifts & Mortgage Finance (3.78%)
FS Bancorp, Inc.	4,731	270,850
Harleysville Financial Corporation	8,675	202,344
		473,194
Total Common Stocks (Cost $6,339,031)		11,125,302

	Shares	Fair Value
EXCHANGE-TRADED FUNDS (1.76%)
Invesco China Real Estate ETF	8,500	$220,405
Total Exchange-Traded Funds (Cost $144,153)		220,405
MONEY MARKET FUNDS (4.02%)
Federated Government Obligations Fund, Institutional Class, 1.71%(c)	503,606	503,606
Total Money Market Funds (Cost $503,606)		503,606

	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
CALL OPTIONS PURCHASED (1.56%)
D.R. Horton, Inc.	50	$261,850	$30.00	January 2020	$108,500
Lennar Corporation	40	238,400	37.50	January 2020	87,200
Total Call Options Purchased (Cost $87,723)					195,700
Total Investments (96.25%) (Cost $7,074,513)					12,045,013
Other Assets in Excess of Liabilities (3.75%)					468,980
NET ASSETS — 100.00%					$12,513,993

(a)	Non-income producing security.

(b)	Subject to call options written.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2019.

ADR	— American Depositary Receipt

ETF	— Exchange-Traded Fund

SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS – October 31, 2019

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
Written Call Options (-0.35%)
Lowe’s Companies, Inc.	(26)	$(290,186)	$115.00	January 2021	$(28,990)
Toll Brothers, Inc.	(45)	(178,965)	38.00	January 2020	(14,310)
Total Written Options (Premiums Received $42,064)					$(43,300)

The industries shown on the schedules of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes to financial statements.

ANNUAL REPORT 2019

Statements of Assets and Liabilities – October 31, 2019

	Commonwealth Australia/New Zealand Fund	Africa Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
ASSETS
Investments in securities at fair value (cost $9,484,629, $2,908,029, $3,747,119, $10,422,455 and $7,074,513)	$15,454,186	$2,586,706	$6,209,042	$15,854,890	$12,045,013
Foreign currencies, at value (cost $220,804, $42,363, $119,785, $– and $–)	224,238	42,213	118,999	—	—
Receivable for Fund shares sold	560	520	520	100	600
Receivable for investments sold	573,438	—	257,454	505,237	541,842
Receivable from Advisor	—	4,738	3,715	—	—
Dividends and interest receivable	68,781	3,389	29,766	12,825	9,146
Tax reclaims receivable	—	2,226	314	132	—
Prepaid expenses	13,432	8,330	12,633	15,332	10,664
Total Assets	16,334,635	2,648,122	6,632,443	16,388,516	12,607,265
LIABILITIES
Written options, at value (premium received $—, $—, $—, $38,608 and $42,064)	—	—	—	2,400	43,300
Payable for Fund shares redeemed	4,525	840	856	6,285	7,700
Payable for investments purchased	—	—	115,532	332,124	—
Payable to Advisor	10,216	—	—	9,883	7,903
Distribution (12b-1) fees accrued	5,433	892	2,482	4,480	3,954
Payable to Administrator	7,277	1,841	3,180	6,538	5,162
Payable to trustees	6,520	1,095	2,391	6,032	4,461
Other accrued expenses	34,920	11,185	15,826	27,287	20,792
Total Liabilities	68,891	15,853	140,267	395,029	93,272
NET ASSETS	$16,265,744	$2,632,269	$6,492,176	$15,993,487	$12,513,993
NET ASSETS CONSIST OF:
Paid-in capital	9,283,651	3,261,940	4,048,777	10,803,812	7,475,063
Accumulated earnings (deficit)	6,982,093	(629,671)	2,443,399	5,189,675	5,038,930
NET ASSETS	$16,265,744	$2,632,269	$6,492,176	$15,993,487	$12,513,993
Shares outstanding (unlimited number of shares authorized)	1,220,029	334,165	1,574,754	1,009,740	688,920
Net asset value, offering and redemption price per share(a)	$13.33	$7.88	$4.12	$15.84	$18.16

(a)

Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 14 calendar days of their purchase. See Note 3 in the Notes to Financial Statements. Par value $0.01, unlimited shares authorized.

See accompanying notes to financial statements.

ANNUAL REPORT 2019

Statements of Operations – For the year ended October 31, 2019

	Commonwealth Australia/New Zealand Fund	Africa Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
Investment Income
Dividend income (net of foreign taxes withheld of $105,599, $16,045, $14,895, $41,373 and $5,661)	$563,039	$80,350	$88,410	$361,905	$330,184
Interest income	—	304	—	—	—
Non-cash income	—	55,790	—	—	—
Total investment income	563,039	136,444	88,410	361,905	330,184
Expenses
Investment Advisor	122,661	20,916	44,252	114,450	85,659
Administration	75,930	12,968	27,120	70,037	51,943
Distribution (12b-1)	40,887	6,972	14,751	38,150	28,553
Legal	32,169	5,391	11,245	29,283	21,497
Trustee	25,712	4,517	9,398	24,106	18,267
Audit and tax preparation	24,949	5,118	9,558	23,146	17,231
Registration	21,116	21,189	20,336	21,536	20,139
Insurance	16,010	2,436	5,365	13,703	9,563
Pricing	15,955	15,148	16,657	1,682	2,350
Custodian	12,258	3,139	4,750	5,117	4,600
Chief Compliance Officer	11,886	2,026	4,249	10,980	8,184
Transfer agent	10,000	10,000	10,000	10,000	10,000
Printing	8,963	2,606	3,905	7,810	6,447
Interest expense	4,346	—	—	176	—
Miscellaneous	17,480	8,888	9,405	14,586	13,327
Total expenses	440,322	121,314	190,991	384,762	297,760
Fees contractually waived and expenses reimbursed by Advisor	—	(72,515)	(87,704)	—	—
Net operating expenses	440,322	48,799	103,287	384,762	297,760
Net investment income (loss)	122,717	87,645	(14,877)	(22,857)	32,424
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment securities transactions	926,396	(71,191)	812	(197,019)	52,569
Net increase from payments by
Advisor for investment losses	—	36	—	—	—
Foreign currency translations	(40,128)	(919)	2,155	—	(31)
Written option contracts	—	—	—	(13,580)	11,297
Total net realized gain (loss)	886,268	(72,074)	2,967	(210,599)	63,835
Net change in unrealized appreciation (depreciation) on:
Investment securities	(68,415)	(17,778)	735,412	1,432,858	1,816,997
Foreign currency	19,981	(31)	759	—	—
Purchased option contracts	—	—	—	(114,246)	107,977
Written option contracts	—	—	—	36,208	(8,454)
Total net change in unrealized appreciation (depreciation)	(48,434)	(17,809)	736,171	1,354,820	1,916,520
Net realized and change in unrealized gain (loss) on investments	837,834	(89,883)	739,138	1,144,221	1,980,355
Net increase (decrease) in net assets resulting from operations	$960,551	$(2,238)	$724,261	$1,121,364	$2,012,779

See accompanying notes to financial statements.

ANNUAL REPORT 2019

Statements of Changes in Net Assets

	Commonwealth Australia/New Zealand Fund		Africa Fund
	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income (loss)	$122,717	$164,641	$87,645	$15,029
Net realized gain (loss)	886,268	402,292	(72,074)	(45,642)
Net change in unrealized appreciation (depreciation)	(48,434)	(708,571)	(17,809)	(357,343)
Change in net assets resulting from operations	960,551	(141,638)	(2,238)	(387,956)
Distributions To Shareholders From:
Earnings	(392,687)	(126,836)	(14,183)	(12,441)
Capital Transactions:
Proceeds from shares sold	1,702,071	626,966	170,082	809,172
Reinvestment of distributions	386,417	125,196	14,156	12,415
Amount paid for shares redeemed	(4,557,892)	(3,161,466)	(306,758)	(416,130)
Redemption fees	—	3	—	48
Change in net assets resulting from capital transactions	(2,469,404)	(2,409,301)	(122,520)	405,505
Net Increase (Decrease) in Net Assets	(1,901,540)	(2,677,775)	(138,941)	5,108
Net Assets:
Beginning of year	18,167,284	20,845,059	2,771,210	2,766,102
End of year	$16,265,744	$18,167,284	$2,632,269	$2,771,210
Share Transactions:
Shares sold	131,323	45,600	20,602	81,400
Shares issued in reinvestment of distributions	32,692	9,199	1,813	1,273
Shares redeemed	(357,388)	(229,303)	(36,782)	(41,348)
Change in shares outstanding	(193,373)	(174,504)	(14,367)	41,325

See accompanying notes to financial statements.

ANNUAL REPORT 2019

STATEMENTS OF CHANGES IN NET ASSETS

Commonwealth Japan Fund		Commonwealth Global Fund		Commonwealth Real Estate Securities Fund
For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018

$(14,877)	$(24,195)	$(22,857)	$(73,895)	$32,424	$13,447
2,967	(1,824)	(210,599)	75,867	63,835	53,289
736,171	(250,963)	1,354,820	(588,751)	1,916,520	(973,911)
724,261	(276,982)	1,121,364	(586,779)	2,012,779	(907,175)

—	—	(23,421)	—	(71,563)	(40,177)

575,419	1,357,759	219,779	347,462	263,988	1,085,271
—	—	23,341	—	70,962	39,779
(587,826)	(676,721)	(507,170)	(875,122)	(457,976)	(645,071)
6	2	—	—	—	—
(12,401)	681,040	(264,050)	(527,660)	(123,026)	479,979
711,860	404,058	833,893	(1,114,439)	1,818,190	(467,373)

5,780,316	5,376,258	15,159,594	16,274,033	10,695,803	11,163,176
$6,492,176	$5,780,316	$15,993,487	$15,159,594	$12,513,993	$10,695,803

150,605	348,208	14,657	21,935	15,869	64,578
—	—	1,751	—	4,959	2,330
(156,757)	(175,623)	(34,567)	(55,868)	(28,545)	(39,634)
(6,152)	172,585	(18,159)	(33,933)	(7,717)	27,274

See accompanying notes to financial statements.

ANNUAL REPORT 2019

Financial Highlights
Commonwealth Australia/New Zealand Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

Net asset value, beginning of year	$12.85	$13.13	$12.44	$10.46	$12.54
Change in net assets from operations:
Net investment income	0.10	0.12	0.13	0.21	0.18
Net realized and unrealized gain (loss) from investments	0.68	(0.32)	0.87	2.08	(1.38)
Total from investment activities	0.78	(0.20)	1.00	2.29	(1.20)
Distributions:
Net investment income	(0.08)	(0.08)	(0.31)	(0.31)	(0.11)
Net realized gains	(0.22)	—	—	—	(0.77)
Total distributions	(0.30)	(0.08)	(0.31)	(0.31)	(0.88)
Redemption fees	—	— (a)	— (a)	— (a)	—
Net asset value, end of year	$13.33	$12.85	$13.13	$12.44	$10.46
Total Return	6.45%	(1.55)%	8.25%	22.51%	(10.15)%
Net assets, at end of year (000 omitted)	$16,266	$18,167	$20,845	$19,273	$17,398
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.69%	2.41%	2.59%	2.84%	3.29%
Ratio of gross expenses before waivers and/or reimbursements	2.69%	2.41%	2.59%	2.84%	3.31%
Ratio of net investment income to average net assets	0.75%	0.82%	0.95%	1.92%	1.55%
Portfolio turnover rate	6%	14%	31%	26%	9%

(a)	Rounds to less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2019

FINANCIAL HIGHLIGHTS
Africa Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

Net asset value, beginning of year	$7.95	$9.00	$8.25	$8.45	$9.96
Change in net assets from operations:
Net investment income	0.26	0.04	0.03	0.05	0.07
Net realized and unrealized gain (loss) from investments	(0.29)	(1.05)	0.77	(0.20)	(1.58)
Total from investment activities	(0.03)	(1.01)	0.80	(0.15)	(1.51)
Distributions:
Net investment income	(0.04)	(0.04)	(0.05)	(0.05)	—
Total distributions	(0.04)	(0.04)	(0.05)	(0.05)	—
Redemption fees	—	— (a)	— (a)	—	—
Net asset value, end of year	$7.88	$7.95	$9.00	$8.25	$8.45
Total Return	(0.36)%	(11.30)%	9.82%	(1.67)%	(15.16)%
Net assets, at end of year (000 omitted)	$2,632	$2,771	$2,766	$2,399	$2,215
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.84	%(b)
Ratio of gross expenses before waivers and/or reimbursements	4.35%	2.99%	3.29%	4.04%	5.99%
Ratio of net investment income to average net assets	3.14%	0.47%	0.38%	0.67%	0.75%
Portfolio turnover rate	5%	4%	12%	13%	1%

(a)	Rounds to less than $0.005 per share.

(b)

Effective March 1, 2015, the Fund’s Board approved an expense limitation agreement between the Trust and FCA Corp that limits Fund expenses to 1.50% of average net assets, exclusive of the 0.25% distribution fee.

See accompanying notes to financial statements.

ANNUAL REPORT 2019

FINANCIAL HIGHLIGHTS
Commonwealth Japan Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015

Net asset value, beginning of year	$3.66	$3.82	$3.38	$3.30		$3.05
Change in net assets from operations:
Net investment loss	(0.01)	(0.01)	(0.02)	(0.03)		(0.07)
Net realized and unrealized gain (loss) from investments	0.47	(0.15)	0.46	0.11		0.32
Total from investment activities	0.46	(0.16)	0.44	0.08		0.25
Redemption fees	— (a)	— (a)	—	—		—
Net asset value, end of year	$4.12	$3.66	$3.82	$3.38		$3.30
Total Return	12.57%	(4.19)%	13.02%	2.42%		8.20%
Net assets, at end of year (000 omitted)	$6,492	$5,780	$5,376	$4,888		$5,336
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	2.03	%(b)	3.55%
Ratio of gross expenses before waivers and/or reimbursements	3.24%	2.66%	2.88%	3.22%		4.33%
Ratio of net investment loss to average net assets	(0.25)%	(0.40)%	(0.48)%	(0.54)%		(2.35)%
Portfolio turnover rate	10%	1%	14%	4%		10%

(a)	Rounds to less than $0.005 per share.

(b)

Effective March 1, 2016, the Fund’s Board approved an expense limitation agreement between the Trust and FCA Corp that limits Fund expenses to 1.50% of average net assets, exclusive of the 0.25% distribution fee.

See accompanying notes to financial statements.

ANNUAL REPORT 2019

FINANCIAL HIGHLIGHTS
Commonwealth Global Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

Net asset value, beginning of year	$14.75	$15.33	$13.97	$13.95	$16.78
Change in net assets from operations:
Net investment loss	(0.02)	(0.07)	(0.08)	(0.07)	(0.15)
Net realized and unrealized gain (loss) from investments	1.13	(0.51)	2.04	0.09	(1.35)
Total from investment activities	1.11	(0.58)	1.96	0.02	(1.50)
Distributions:
Net realized gains	(0.02)	—	(0.60)	—	(1.33)
Total distributions	(0.02)	—	(0.60)	—	(1.33)
Redemption fees	—	—	—	— (a)	— (a)
Net asset value, end of year	$15.84	$14.75	$15.33	$13.97	$13.95
Total Return	7.57%	(3.78)%	14.60%	0.14%	(9.42)%
Net assets, at end of year (000 omitted)	$15,993	$15,160	$16,274	$14,645	$15,210
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.52%	2.39%	2.53%	2.92%	3.31%
Ratio of gross expenses before waivers and/or reimbursements	2.52%	2.39%	2.53%	2.92%	3.34%
Ratio of net investment loss to average net assets	(0.15)%	(0.45)%	(0.53)%	(0.48)%	(1.03)%
Portfolio turnover rate	8%	6%	11%	45%	45%

(a)	Rounds to less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2019

FINANCIAL HIGHLIGHTS
Commonwealth Real Estate Securities Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

Net asset value, beginning of year	$15.35	$16.68	$14.41	$14.62	$14.35
Change in net assets from operations:
Net investment income (loss)	0.05	0.02	— (a)	— (a)	(0.14)
Net realized and unrealized gain (loss) from investments	2.87	(1.29)	2.27	— (a)	0.41
Total from investment activities	2.92	(1.27)	2.27	—	0.27
Distributions:
Net investment income	(0.04)	—	—	—	—
Net realized gains	(0.07)	(0.06)	—	(0.21)	—
Total distributions	(0.11)	(0.06)	—	(0.21)	—
Net asset value, end of year	$18.16	$15.35	$16.68	$14.41	$14.62
Total Return	19.17%	(7.66)%	15.75%	0.07%	1.88%
Net assets, at end of year (000 omitted)	$12,514	$10,696	$11,163	$9,565	$9,719
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.61%	2.48%	2.61%	2.93%	3.35%
Ratio of gross expenses before waivers and/or reimbursements	2.61%	2.48%	2.61%	2.93%	3.38%
Ratio of net investment income (loss) to average net assets	0.28%	0.12%	—%	(0.01)%	(0.93)%
Portfolio turnover rate	11%	20%	13%	12%	10%

(a)	Rounds to less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2019

Notes to Financial Statements – October 31, 2019

Note 1 – Organization

Commonwealth International Series Trust (the ‘‘Trust’’) was organized as a Massachusetts business trust on May 2, 1986, and is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company. The Trust currently consists of five diversified series: the Commonwealth Australia/New Zealand Fund (the ‘‘Australia/New Zealand Fund’’), the Africa Fund, the Commonwealth Japan Fund (the ‘‘Japan Fund’’), the Commonwealth Global Fund (the ‘‘Global Fund’’) and the Commonwealth Real Estate Securities Fund (the ‘‘Real Estate Securities Fund’’) (each a ‘‘Fund’’ and collectively the ‘‘Funds’’).

Note 2 – Investment Objectives

Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country or asset class specified in its name (i.e., Australia/New Zealand, Africa, Japan or Real Estate).

Note 3 – Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A) Valuation of Securities – Each Fund’s assets and liabilities are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to the last mean quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Investments in open-end investment companies are valued at net asset value. If Fund management determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees (the “Board”). Fair value prices are generally provided by an independent fair value pricing service. The Funds have instituted a policy whereby the value of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met (trigger). The Australia/New Zealand Fund, Africa Fund and Japan Fund have retained an independent fair value pricing service to assist in the fair valuing of these foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value. For the Australia/New Zealand Fund and Japan Fund, the trigger is based on a comparison between the S&P 500® Futures Index at the time of Tokyo market close to the S&P 500® Futures Index at the time of the New York market close. For the Africa Fund, the trigger is based on a comparison between the S&P 500® Futures Index at the time of London market close to the S&P 500® Futures Index at the time of the New York market close.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS – October 31, 2019 – (Continued)

B) Fair Value Measurements – The Funds’ investments have been categorized by tiers dependent upon the various ‘‘inputs’’ used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including management’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, preferred stocks and exchange-traded funds – Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Investments in other open-end registered investment companies, including money market funds, are valued at net asset value. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets, valued by reference to similar instruments or whose inputs are observable and timely would be categorized in Level 2 of the fair value hierarchy.

Corporate and Sovereign Bonds – The fair value of corporate bonds may be estimated using recently executed transactions, market price quotations (where observable), bond spreads, and/or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Domestically held corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they would be categorized in Level 3 of the fair value hierarchy.

Written/Purchased Options – Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are generally categorized in Level 1 of the fair value hierarchy. If there is no reported close price on the valuation date, long positions are valued at the most recent bid price and short positions are valued at the most recent ask price. In this instance, the securities would generally be categorized as Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS – October 31, 2019 – (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2019:

	Australia/New Zealand Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$12,520,047	$2,820,624	$—	$15,340,671
Money Market Funds	113,515	—	—	113,515
Total	$12,633,562	$2,820,624	$—	$15,454,186

	Africa Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(a)	$2,315,112	$9,034	$564	(b)	$2,324,710
Exchange-Traded Funds	207,046	—	—		207,046
Money Market Funds	54,950	—	—		54,950
Total	$2,577,108	$9,034	$564		$2,586,706

	Japan Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$6,075,429	$—	$—	$6,075,429
Money Market Funds	133,613	—	—	133,613
Total	$6,209,042	$—	$—	$6,209,042

	Global Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$15,649,084	$—	$—	$15,649,084
Money Market Funds	172,608	—	—	172,608
Call Options Purchased	33,198	—	—	33,198
Total	$15,854,890	$—	$—	$15,854,890

	Real Estate Securities Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$10,922,958	$202,344	$—	$11,125,302
Exchange-Traded Funds	220,405	—	—	220,405
Money Market Funds	503,606	—	—	503,606
Call Options Purchased	—	195,700	—	195,700
Total	$11,646,969	$398,044	$—	$12,045,013

(a)	All sub-categories within Common Stocks represent Level 1 or Level 2 evaluation status. For a detailed breakout by industry or country, please refer to the Schedules of Investments.

(b)	Consists of the holding: Choppies Enterprises Ltd.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS – October 31, 2019 – (Continued)

The following is a summary of other financial instruments that are derivative instruments not reflected in the Schedules of Investments, such as futures, written options, forwards and swap contracts. Please refer to Note 6 – Financial Instruments with Off-Balance Sheet Risk for additional information.

	Other Financial Instruments at Value
Fund	Level 1	Level 2	Level 3	Total
Global Fund
Written Options	$—	$(2,400)	$—	$(2,400)

Real Estate Securities Fund
Written Options	$(43,300)	$—	$—	$(43,300)

The fair valued security (Level 3) held in the Africa Fund consisted of Choppies Enterprises Ltd., a food retail company domiciled in Botswana. A series of events occurred that resulted in the halting of the shares from trading on the Johannesburg exchange and a fair value determination of $564 as of October 31, 2019. The factors considered in determining the fair value included the nature of the cause for the halt in trading, financial statement analysis and other relevant matters affecting the value of the company.

The following is a summary of the Africa Fund’s Level 3 reconciliation as of October 31, 2019:

Balance as of October 31, 2018	$—
Transfers in to Level 3	564
Transfers out of Level 3	—
Balance as of October 31, 2019	$564

C) Currency Translation – For purposes of determining each Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using an exchange rate provided by an independent third party. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

D) Allocations of Expenses – Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund, or the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

E) Accounting for Investments – Security transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds (which may include maturity or call date). Interest income and estimated expenses are accrued daily. Non-cash income, if any, is recorded at the fair market value of the securities received.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS – October 31, 2019 – (Continued)

F) Federal Income Taxes – It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required.

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

G) Distributions to Shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryforwards) annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions and deferrals of certain losses.

H) Redemption Fees – Redemption fees are applicable to certain redemptions of shares within fourteen calendar days of purchase. The redemption fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Funds’ portfolio management and can increase the Funds’ expenses. The redemption fees are intended to offset, at least partially, portfolio transaction and administrative costs associated with short-term trading. The shareholder will be charged a fee equal to 2.00% of the amount redeemed and will be charged when shares are sold, exchanged or involuntarily redeemed. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last. For the fiscal year ended October 31, 2019, the Japan Fund had contributions to capital due to redemption fees in the amount of $6.

I) Option Accounting Principles – A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. The Fund may use these derivatives for any purpose consistent with its investment objective, such as hedging, obtaining market exposure, and generating premium income.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS – October 31, 2019 – (Continued)

When a Fund writes an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed previously. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

When a Fund purchases an option, the premium paid is recorded as an asset. Each day, the option contract is valued in accordance with the procedures for security valuation discussed previously. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

J) Forward Currency Contracts – Forward currency transactions may be undertaken to hedge against possible variations in the foreign exchange rates between the U.S. dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Other risks of forward currency transactions include failing to achieve expected benefit, markets moving in a direction that the Funds did not expect, a Fund’s ability to close out its position in the hedging instrument, and political and social unrest and the possibility of negative governmental actions. During and as of the fiscal year ended October 31, 2019, the Funds held no foreign currency contracts.

K) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and these differences could be material.

Note 4 – Related Party Transactions and Other Arrangements

A) Investment Advisor – The Trust, on behalf of each Fund, has retained FCA Corp as the Funds’ investment advisor (the “Advisor”). Under each Fund’s Investment Advisory Agreement, the Advisor is paid a fee (the “Management Fee”), calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund.

The Advisor entered into an expense limitation agreement through February 29, 2020, under which it has agreed to limit the total expenses of the Africa Fund and the Japan Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% and 1.50% of the average daily net assets of the Africa Fund and the Japan Fund, respectively. The Advisor may not terminate this arrangement prior to February 29, 2020, unless the investment advisory agreement is terminated. The Africa Fund and the Japan Fund each have agreed to repay the Advisor for amounts waived by the Advisor pursuant to the fee waiver agreement to the extent that such repayment occurs within three fiscal years of the date of any such

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS – October 31, 2019 – (Continued)

waiver and such repayment does not cause the Africa Fund or the Japan Fund to exceed the expense limitation in place at the time the fee was waived. As of October 31, 2019, the Advisor may seek repayment of investment advisory fee waivers and expense reimbursements in the amounts as follows:

Recoverable Through	Africa Fund	Japan Fund
October 31, 2020	$39,552	$57,433
October 31, 2021	40,093	54,644
October 31, 2022	72,515	87,704

Certain officers of the Trust are also officers of the Advisor.

B) Administration, Fund Accounting and Transfer Agent – Ultimus Fund Solutions, LLC (the “Administrator”) serves as the administrator, transfer agent and fund accountant to the Funds. For these services, the Administrator receives fees computed at an annual rate of the daily net assets of the Funds, subject to a minimum annual contractual fee. Certain officers of the Trust are also employees of the Administrator, but are paid no fees directly by the Funds for serving as an officer of the Trust.

C) Distribution – Unified Financial Securities, LLC (“Unified”), an affiliate of the Administrator, serves as the principal underwriter for the shares of each Fund of the Trust and receives an annual contractual fee.

Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 under the Act, whereby up to 0.35% of the Funds’ assets may be used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Funds and the servicing of the Funds’ shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with the promotion and distribution of the Funds’ shares. These amounts are disclosed on the Statements of Operations under Distribution (12b-1) fees. While the plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse for certain expenses in connection with the distribution of its shares, the Board has currently authorized each Fund to pay out only 0.25% under its Plan. If the Board’s intention changes on this matter, the Funds will amend or supplement their prospectus. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain shareholder services.

D) Legal Counsel – Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the managing partner of Practus, LLP, but he receives no special compensation from the Trust or the Funds for serving as an officer of the Trust.

Note 5 – Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) by the Funds for the fiscal year ended October 31, 2019, were as follows:

	Purchases	Sales
Australia/New Zealand Fund	$998,746	$3,593,938
Africa Fund	144,244	268,316
Japan Fund	545,604	713,235
Global Fund	1,159,760	1,259,476
Real Estate Securities Fund	1,180,170	1,823,972

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2019.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS – October 31, 2019 – (Continued)

Note 6 – Financial Instruments with Off-Balance Sheet Risk

In the ordinary course of trading activities, certain of the Funds may trade and hold certain derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for uncovered written call option contracts is limited only by how high the underlying rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

These financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statements of Assets and Liabilities. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. A call option gives the holder the right to buy the underlying stock from the writer at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian. In the ordinary course of trading activities, certain of the Funds trade and hold certain fair-valued derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for uncovered written call option contracts is limited only by how high the underlying security price rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Note 7 – Derivatives

The Funds’ use of derivatives for the fiscal year ended October 31, 2019, was limited to purchased and written options. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Statements of Assets and Liabilities		Statements of Operations
Fund/Financial Instrument Type	Location of Asset/Liability Derivatives	Value	Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Global Fund
Equity Contracts	Investments in securities at value (purchased options)	$33,198	Net realized loss from written option contracts	$(13,580)

Equity Contracts	Written options, at value	(2,400)	Net change in unrealized appreciation (depreciation) on purchased option contracts		$(114,246)

Equity Contracts			Net change in unrealized appreciation (depreciation) on written option contracts		36,208

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS – October 31, 2019 – (Continued)

	Statements of Assets and Liabilities		Statements of Operations
Fund/Financial Instrument Type	Location of Asset/Liability Derivatives	Value	Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Real Estate Securities Fund
Equity Contracts	Investments in securities at value (purchased options)	$195,700

Equity Contracts	Written options, at value	(43,300)	Net realized gain from written option contracts	$11,297

Equity Contracts			Net change in unrealized appreciation (depreciation) on purchased option contracts		$107,977

Equity Contracts			Net change in unrealized appreciation (depreciation) on written option contracts		(8,454)

Balance Sheet Offsetting Information – During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2019, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements.

The following summarizes the average ending monthly market value of derivatives outstanding during the fiscal year ended October 31, 2019:

Fund	Derivative	Average Market Value
Global Fund	Purchased options	$48,130
	Written options	(37,356)
Real Estate Securities Fund	Purchased options	110,188
	Written options	(41,216)

Note 8 – Tax Matters

At October 31, 2019, the gross unrealized appreciation (depreciation) on investments, foreign currency translations, options written and cost of securities on a tax basis for federal income tax purposes were as follows:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Gross unrealized appreciation	$6,447,158	$456,985	$2,604,280	$5,953,506	$4,990,736
Gross unrealized depreciation	(477,601)	(778,308)	(160,044)	(513,908)	(53,336)
Net unrealized appreciation (depreciation) on investments	$5,969,557	$(321,323)	$2,444,236	$5,439,598	$4,937,400
Tax cost of investments	$9,484,629	$2,908,029	$3,764,806	$10,412,892	$7,064,313

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS – October 31, 2019 – (Continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals, foreign currency translations and passive foreign investment companies (‘‘PFICs’’).

As of October 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Undistributed ordinary income	$82,588	$74,157	$—	$—	$41,919
Undistributed long-term capital gains	926,396	—	—	—	59,611
Tax accumulated earnings	1,008,984	74,157	—	—	101,530
Accumulated capital and other losses	—	(382,137)	—	(249,923)	—
Unrealized appreciation (depreciation) on investments	5,969,557	(321,323)	2,444,236	5,403,390	4,938,636
Unrealized appreciation (depreciation) on written options	—	—	—	36,208	(1,236)
Unrealized appreciation (depreciation) on foreign currency translations	3,552	(368)	(837)	—	—
Total accumulated earnings (deficit)	$6,982,093	$(629,671)	$2,443,399	$5,189,675	$5,038,930

The tax character of distributions paid during the tax years ended October 31, 2019 and 2018 were as follows:

	Australia/New Zealand Fund		Africa Fund		Global Fund	Real Estate Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2019	Year Ended October 31, 2018
Distributions paid from:
Ordinary income	$107,803	$126,836	$14,183	$12,441	$—	$25,022	$14,701
Net long-term capital gains	284,884	—	—	—	23,421	46,541	25,476
Total distributions paid	$392,867	$126,836	$14,183	$12,441	$23,421	$71,563	$40,177

During the tax year ended October 31, 2019, the Japan Fund did not pay any distributions.

As of October 31, 2019, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Africa Fund		Global Fund
	Short-Term	Long-Term	Short-Term	Long-Term
For losses expiring October 31,
Non-Expiring	$10,977	$371,159	$74,347	$155,220

Capital loss carryforwards are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended October 31, 2019, the Japan Fund utilized $729 of their capital loss carryforwards.

As of October 31, 2019, the Global Fund had $9,063 of qualified late-year ordinary losses, which were deferred until fiscal year 2019 for tax purposes. Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS – October 31, 2019 – (Continued)

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present accumulated earnings (deficit) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2019, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Japan Fund	Global Fund
Paid-in capital	$(14,705)	$(61,387)
Accumulated earnings (deficit)	14,705	61,387

Note 9 – Revolving Credit Agreement

The Trust has in place an Amended and Restated Revolving Credit Agreement (the “Agreement”) with its custodian, Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust, on behalf of the Funds, from time to time. The Agreement provides a line of credit in an amount of up to $2,000,000 (the “Committed Amount”) for the Trust with respect to all of the Funds. The Agreement further limits the amount that any Fund may borrow subject to the requirements specified by the 1940 Act, which generally permits a fund to borrow and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by a fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a fund, the fund will reduce its borrowings within three days to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. The terms of the agreement include a non-refundable commitment fee annually in an amount equal to $2,000. Any principal balance outstanding bears interest at the prime rate in effect at the time plus 0% and any amounts not drawn will be assessed unused fees at the rate of 0.275%.

The average amount of borrowings for the days which the Funds borrowed and the average interest rate on those borrowings by the Funds during the fiscal year ended October 31, 2019, were as follows:

	Average Principal	Average Interest Rate
Australia/New Zealand Fund	$468,726	5.36%
Global Fund	128,130	5.50%

During the fiscal year ended October 31, 2019, the Australia/New Zealand Fund and Global Fund paid $4,346 and $176 in interest on borrowings, respectively. There were no borrowings outstanding under the Agreement as of October 31, 2019. The Funds only utilize the line of credit for draws greater than $50,000.

Note 10 – Contractual Obligations

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. Currently however, the Funds expect the risk of loss to be remote.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS – October 31, 2019 – (Continued)

Note 11 – Concentration of Market Risk

The Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand issuers, the Africa Fund invests primarily in securities issued by African issuers and the Japan Fund invests primarily in securities of Japanese issuers. Investing in companies from specific geographic regions, such as Australia, New Zealand, Africa or Japan, may pose additional risks inherent to a region’s economic and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand, Africa or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.

As of October 31, 2019, the Australia/New Zealand Fund held approximately 17% of its net assets in South Port New Zealand Ltd. Due to the large position, an increase or decrease in the value of this security may have a greater impact on the Australia/New Zealand Fund’s net asset value and total return than if the Australia/New Zealand Fund did not focus as much in this particular security.

The Africa Fund may be exposed to additional risks by focusing its investments on issuers in African countries to which other funds invested in securities of issuers in a broader region may not be exposed. The Fund is highly dependent on the state of economics of countries throughout Africa and, in particular Sub-Saharan countries. Changes in economics, tax policies, inflation rates, governmental instability, war or other political or economic factors may affect (positively or negatively) the Fund’s investments.

A large portion of investments held by the Real Estate Securities Fund are considered investments in the real estate sector of the market, which may include REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income and maintaining their exemption from registration under the 1940 Act. Investing in a single market sector may be riskier than investing in a variety of market sectors.

Note 12 – Recent Accounting Pronouncement

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The impact of the adoption was not material to the Funds’ financial statements.

ANNUAL REPORT 2019

NOTES TO FINANCIAL STATEMENTS – October 31, 2019 – (Continued)

Note 13 – Subsequent Events

Management of the Funds has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued.

Subsequent to October 31, 2019, income and capital gain distributions were made to the shareholders of certain Commonwealth Funds, meeting the criteria of a subsequent event. The record date of the distributions was December 19, 2019, with an ex-dividend date of December 20, 2019 and a payable date of December 20, 2019.

Fund Name	Distribution Type	Rate	Amount
Australia/New Zealand Fund	Income	$0.067973	$82,589
Australia/New Zealand Fund	Long-Term Capital Gain	0.762452	926,396
Africa Fund	Income	0.219700	74,157
Real Estate Securities Fund	Income	0.070532	48,621
Real Estate Securities Fund	Long-Term Capital Gain	0.086475	59,612

ANNUAL REPORT 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Commonwealth International Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest in Commonwealth International Series Trust (the “Funds”), including the schedules of investments, as of October 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Commonwealth International Series Trust since 1998.

Philadelphia, Pennsylvania
December 23, 2019

ANNUAL REPORT 2019

Additional Information – October 31, 2019 (Unaudited)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19-10/31/19	Expense Ratio During Period* 5/1/19-10/31/19
Australia/New Zealand Fund	$1,000.00	$1,038.20	$13.67	2.66%
Africa Fund	1,000.00	903.70	8.40	1.75%
Japan Fund	1,000.00	1,081.40	9.18	1.75%
Global Fund	1,000.00	1,010.20	12.77	2.52%
Real Estate Securities Fund	1,000.00	1,077.10	13.56	2.59%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), short-term redemption or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period* 5/1/19-10/31/19	Expense Ratio During Period* 5/1/19-10/31/19
Australia/New Zealand Fund	$1,000.00	$1,011.80	$13.49	2.66%
Africa Fund	1,000.00	1,016.38	8.89	1.75%
Japan Fund	1,000.00	1,016.38	8.89	1.75%
Global Fund	1,000.00	1,012.50	12.78	2.52%
Real Estate Securities Fund	1,000.00	1,012.15	13.14	2.59%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year) to reflect the one-half year period.

ANNUAL REPORT 2019

ADDITIONAL INFORMATION – October 31, 2019 (Unaudited) – (Continued)

Disclosure of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the ‘‘Commission’’) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898, and on the Commissions website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888-345-1898, and on the Commission’s website at http://www.sec.gov.

Additional Federal Income Tax Information

The Form 1099-DIV you receive in January 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income

The Australia/New Zealand Fund, Africa Fund and Real Estate Fund designates approximately 100%, 77% and 100%,, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income

Each of the Funds designate 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction

Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under the tax law. For the Real Estate Fund’s calendar year 2019 ordinary income dividends, 54%, respectively, qualifies for the corporate dividends received deduction.

For the year ended October 31, 2019, Real Estate Fund designated $46,541 as long-term capital gain distributions.

Foreign Tax Credit Pass Through

The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Australia/New Zealand Fund foreign source income per share was $0.38 and the foreign tax expense per share was $0.06. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in October 2019. These shareholders will receive more detailed information along with the 2019 Form 1099-DIV.

ANNUAL REPORT 2019

TRUSTEES AND OFFICERS – October 31, 2019 (Unaudited)

The Board of Trustees provides overall supervision of the affairs of the Funds. The Chairman of the Board of Trustees is Mr. Jack Ewing, who is not an “interested person” of the Trust, within the meaning of the 1940 Act on the basis of his non-affiliation with the Funds or the Advisor, or its affiliated entities (an “Independent Trustee”). The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board of Trustee’s role with respect to risk oversight specifically. The committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters, as is more fully described below. The Board of Trustees also has frequent interaction with the service providers and Trust’s chief compliance officer (the “CCO”) with respect to risk oversight matters. The CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board of Trustees depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board of Trustees on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Board of Trustees has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustee’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trustees and Executive Officers, and their principal occupations for the last five years are listed below. Each Trustee and Executive Officer acts in that capacity for each Fund of the Trust. The address of each Trustee is c/o Commonwealth International Series Trust, 791 Town & Country Blvd., Suite 250, Houston, Texas 77024. The term of office for each Trustee is until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of Shareholders, each Trustee will hold office for an indeterminate period.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships held by Trustee
Robert Scharar(a) 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1948	President, Interested Trustee	Indefinite until successor elected and qualified; since 2000.	Investment manager/Attorney/CPA; President, FCA Corp (investment advisor), 1975 to present.	Five (5)	See Below (b)
Wesley Yuhnke 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1979	Executive Vice President	Since 2013	Portfolio manager, FCA Corp, 2002 to present.	N/A	N/A

ANNUAL REPORT 2019

TRUSTEES AND OFFICERS – October 31, 2019 (Unaudited) – (Continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships held by Trustee
Zachary P. Richmond 2 Easton Oval, Suite 300 Columbus, Ohio 43219 Birth year: 1980	Treasurer	Since 2015

Vice President, Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Assistant Vice President, Fund Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (January 2011 to December 2015).

				N/A	N/A
John H. Lively 11300 Tomahawk Creek Parkway, Suite 310 Leawood, Kansas 66211 Birth year: 1969	Secretary	Since 2008	Attorney and Managing Partner, Practus, LLP (law firm), April 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) March 2010 to April 2018.	N/A	N/A
Bonnie Scott 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1949	Assistant Secretary	Since 2003	Administrator, FCA Corp (investment advisor), 1998 to present.	N/A	N/A
William LeVay 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1955	Chief Compliance Officer	Since 2018	Chief Compliance Officer, FCA Corp (December 2012 to present)	N/A	N/A

(a)	Robert Scharar is considered an “interested person” of the Funds as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment adviser.

(b)

Mr. Scharar is also an officer, director and/or manager of the following companies: NICO Holdings, Ltd. (Malawi), Africap, LLC, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, Ivy Realty Trust, subsidiary companies at some of the above, and other closely held entities.

ANNUAL REPORT 2019

TRUSTEES AND OFFICERS – October 31, 2019 (Unaudited) – (Continued)

The following table provides information regarding each Trustee who is an Independent Trustee.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships held by Trustee
John Akard, Jr. 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1966	Independent Trustee	Indefinite until successor elected and qualified; since 2000.

Attorney-CPA, Owner, John Akard Jr. P.C. (and its predecessor) (law firm), 1996 to present; Shareholder (2014 to present) and of Counsel (1999 to 2014), Coplen & Banks, P.C. (and its predecessor) (law firm).

				Five (5)	None
Kathleen Kelly 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1952	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Honorary Consul, New Zealand Consulate, 1995 to 2014; Owner, International Protocol Advisors (consulting services), August 1992 to present.	Five (5)	None
Jack Ewing 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1939	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Adjunct Economics Professor, University of Houston - Downtown, 2005 to 2015.	Five (5)	Member, Board of Directors of the Japan-America Society of Houston (a non-profit organization)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 888-345-1898.

ANNUAL REPORT 2019

Notice of Privacy Policy & Practices (Unaudited)

Commonwealth International Series Trust (the ‘‘Trust’’) recognizes and respects the privacy expectations of our customers1. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Trust.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s accounts; and

●	Correspondence, including written, telephonic or electronic, between a customer and the Trust or service providers to the Trust.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Trust:

●	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Trust or to a shareholder’s broker or agent;

●	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Trust:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Trust; and

●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Trust.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Trust.

[1]

For purposes of this notice, the terms ‘‘customer’’ or ‘‘customers’’ includes both individual shareholders of the Trust and individuals who provide nonpublic personal information to the Trust, but do not invest in Trust shares.

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Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. This Code is included as an Exhibit.

(b)	During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer and principal financial officer, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of trustees has determined that the Registrant has a least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John Akard, Jr., who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by BBD, LLP during the fiscal year 2019 and 2018 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended October 31, 2019	$62,500
Fiscal year ended October 31, 2018	$62,500

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended October 31, 2019	$0
Fiscal year ended October 31, 2018	$0

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended October 31, 2019	$10,000
Fiscal year ended October 31, 2018	$7,500

(d) All Other Fees.

Fiscal year ended October 31, 2019	$0
Fiscal year ended October 31, 2018	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) None.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2019	$10,000	$0
FY 2018	$7,500	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a)(3)	Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Commonwealth International Series Trust

By (Signature and Title)		/s/ Robert Scharar
Robert Scharar, President

Date:	1/5/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Robert Scharar
Robert Scharar, President

Date:	1/5/2020

By (Signature and Title)		/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date:	1/3/2020